UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2012 (January 31, 2012)

SL GREEN REALTY CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-13199	13-3956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

SL GREEN OPERATING PARTNERSHIP, L.P.

(Exact name of registrant as specified in its charter)

Delaware	33-167793-02	13-3960398
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

420 Lexington Avenue

New York, New York 10170

(Address of principal executive
offices, including zip code)

Registrants’ telephone number, including area code:  (212) 594-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On January 31, 2012, SL Green Realty Corp. (the “Company”), as the general partner of SL Green Operating Partnership, L.P. (the “Operating Partnership”), entered into a tenth amendment (the “Tenth Amendment”) to the Operating Partnership’s First Amended and Restated Agreement of Limited Partnership, dated August 20, 1997 (as amended through the date hereof, the “Partnership Agreement”), to permit the issuance of 1,902,000 preferred units of limited partnership interests with a liquidation preference of $25.00 per unit (the “Liquidation Preference”) as consideration for the acquisition of ownership interests in certain commercial real estate properties.

The preferred units were issued in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

The preferred units provide a dividend of 4.5% per annum of their Liquidation Preference.  The preferred units are convertible into a number of Partnership common units equal to (i) the Liquidation Preference plus accumulated and unpaid distributions on the conversion date divided by (ii) $88.50.  Partnership common units may be redeemed in exchange for Company common stock on a 1-to-1 basis.  The preferred units also provide the holder with the right to require the Operating Partnership to repurchase the units for cash until January 31, 2022.

The foregoing description of the Tenth Amendment is qualified in its entirety by reference to the Tenth Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 3.02                                           Unregistered Sale of Equity Securities.

The information set forth above under Item 1.01 is incorporated by reference herein with respect the issuance by the Operating Partnership of 1,902,000 preferred units that may, under the terms and subject to the conditions set forth in the Partnership Agreement, be redeemed in exchange for Company common stock.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

10.1        Tenth Amendment to the First Amended and Restated Agreement of Limited Partnership of SL Green Operating Partnership, L.P. dated January 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SL GREEN REALTY CORP.

/s/ James Mead
James Mead
Chief Financial Officer

SL GREEN OPERATING PARTNERSHIP, L.P.

By: SL GREEN REALTY CORP., its general partner

/s/ James Mead
James Mead
Chief Financial Officer

Date: February 2, 2012